Exhibit 10.75

January 25, 2016

NF II Columbus, LLC
1000 Aguajito, LLC
Noble I Boston-Waltham, LLC
Noble I Birmingham, LLC
Noble I/HY Atlanta, LLC
Noble I/HY Minneapolis, LLC
Noble I/HY Fairlawn, LLC
Noble I/HY Princeton, LLC
Noble I/HY FW Cityview, LLC
Noble I/HY FW Hurst, LLC
Noble I Boston, LLC
Noble I Schaumburg, LLC
Noble I/HY Atlanta Overton Park, LLC
Noble I Atlanta OP Land Co, LLC
(each a “Seller”, and collectively, “Sellers”)

c/o Noble Investment Group
2000 Monarch Tower
3424 Peachtree Road, NE
Atlanta, GA 30326
Attention: Mr. Mark K. Rafuse

Re:
Certain Hotel Purchase and Sale Agreements between American Realty Capital Hospitality Portfolio NBL, LLC, a Delaware limited liability company, as “Buyer,” and each of the Sellers listed above, as “Sellers”

Reference is hereby made to each of those certain Hotel Purchase and Sale Agreements entered into between Buyer and Sellers as of June 15, 2015 and more particularly described therein (collectively, as amended by the following letter agreements, the “Purchase Agreements”), and related Escrow Instructions for Deposit dated June 15, 2015, and that certain letter agreement entered into between Buyer and Sellers as of June 15, 2015 in connection with the Purchase Agreements, as amended by that certain letter agreement dated as of July 15, 2015, as further amended by that certain letter agreement dated as of October 15, 2015, and as further amended by that certain extension letter agreement dated as of December 23, 2015 (the “Extension Letter”; together with each of the foregoing letters, individually and collectively, the “Side Letter”). Any capitalized terms used but not otherwise defined in this termination letter agreement (this “Termination Letter”) shall have the meanings set forth in the Purchase Agreements. Buyer and the Sellers are sometimes referred to herein individually as a “Party” or collectively as the “Parties”.
The Parties acknowledge and agree that Buyer (or its designee) purchased the Tranche 1 Properties and the Tranche 1-B Properties from the applicable Sellers on November 2, 2015 and December 2, 2015, respectively. In connection with the Closing of the Tranche 1 Properties and the Tranche 1-B Properties, $8,000,000 of the Deposits was applied against the applicable Purchase Prices on a pro-rata basis among the Tranche 1 Properties and the Tranche 1-B Properties. The remaining $22,000,000 of the Deposits (plus interest) (the “Remaining Deposits”) was released to Sellers on December 23, 2015 pursuant to and in accordance with the Extension Letter.
Buyer has determined not to consummate the Tranche 2 Closing and the Tranche 3 Closing and, accordingly, Buyer and the Sellers desire to mutually terminate the Purchase Agreements for the Tranche 2 Properties and the Tranche 3 Properties (the “Remaining Purchase Agreements”) and the related rights and obligations under the Side Letter as of the date hereof, and in that connection, Buyer and the Sellers hereby agree as follows:
1.    Termination. The Remaining Purchase Agreements and the related rights and obligations under the Side Letter are hereby irrevocably terminated in their entirety and are null and void and none of the Parties shall have any rights or obligations under the Remaining Purchase Agreements (other than rights and obligations which expressly survive the termination of the Remaining Purchase Agreements). For the avoidance of doubt, this Termination Letter does not give the Sellers a right of rescission with respect to the Tranche 1 Properties and the Tranche 1-B Properties.
2.    Release of Deposits. In consideration of Sellers agreeing to terminate the Remaining Purchase Agreements, Sellers shall be entitled, as their sole and exclusive remedy, to retain the entire Remaining Deposits as liquidated damages in full satisfaction of any and all claims against Buyer with respect to the Remaining Purchase Agreements (except with respect to those obligations of the Parties which expressly survive the termination of the Remaining Purchase Agreements). Buyer and the Sellers hereby acknowledge and agree that the aggregate Remaining Deposits recoverable, fully earned and retained by the Sellers is Twenty-Two Million Dollars ($22,000,000), plus any interest earned thereon, which entire Remaining Deposits was released to Sellers on December 23, 2015 pursuant to and in accordance with the Extension Letter. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLERS AS A RESULT OF BUYER’S AND THE SELLERS’ MUTUAL AGREEMENT TO TERMINATE THE REMAINING PURCHASE AGREEMENTS, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE HEREOF, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLERS WILL INCUR AS A RESULT OF SUCH TERMINATION. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO THE SELLERS.
3.    Mutual Release. Each of Buyer, on the one hand, and the Sellers, on the other, on behalf of itself and its past, present and future Affiliates, officers, directors, members, managers, partners, stockholders, principals, employees, agents, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges the other Party and its past, present and future Affiliates, officers, directors, members, managers, partners, stockholders, principals, employees, agents, successors and assigns (collectively, the "Released Parties"), from any and all claims, losses, damages, liabilities costs and expenses, in law or in equity, known or unknown, which any of the Releasing Parties has or may have against any of the Released Parties arising from or related to the Remaining Purchase Agreements, except those obligations of the Parties which expressly survive the termination of the Remaining Purchase Agreements. The Parties acknowledge and agree that nothing in this Termination Letter affects any express surviving obligations or liabilities under the Purchase Agreements for the Tranche 1 Properties and the Tranche 1-B Properties.
4.    Binding Effect. This Termination Letter shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
5.    Counterparts. This Termination Letter may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Termination Letter.
6.    Effective Date. This Termination Letter shall be in full force and effect as a binding obligation of the Parties from and after the date stated above.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the Parties have executed this Termination Letter as of the day and year first above written.
Sincerely,
Buyer:
American Realty Capital Hospitality Portfolio NBL, LLC, a Delaware limited liability company

By: /s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Sellers:
NF II COLUMBUS, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

1000 AGUAJITO, LLC, a Delaware limited
liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I BOSTON-WALTHAM, LLC, a
Delaware limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I BIRMINGHAM, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY ATLANTA, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I SCHAUMBURG, LLC,
a Delaware limited liability company
By:    Noble I Schaumburg Manager, Inc., its
manager

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY MINNEAPOLIS, LLC, a
Delaware limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY FAIRLAWN, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY PRINCETON, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY FW CITYVIEW, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY FW HURST, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY ATLANTA OVERTON PARK, LLC, a Delaware
limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I ATLANTA OP LAND CO, LLC, a
Georgia limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

NOBLE I/HY BOSTON, LLC,
a Delaware limited liability company

By: /s/ Mitesh B. Shah
Name: Mitesh B. Shah
Title: President

ACKNOWLEDGED AND AGREED TO BY:

CHICAGO TITLE INSURANCE COMPANY
By: /s/ Edwin G. Ditlow
Name: Edwin G. Ditlow

Date: January 25, 2016

Address:

Chicago Title Insurance Company
1515 Market Street, Suite 1325
Philadelphia, PA 19102-1930
Attention: Edwin G. Ditlow
Email: ditlowe@ctt.com